Exhibit 77C0: Matters submitted to a vote of security holders

Interestholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of interestholders and provide final results. Interestholders were asked to participate in a special meeting of shareholders on December 19, 2013 which was adjourned to January 24, 2014, February 19, 2014 and February 27, 2014 (the “Shareholder Meeting”). The final results of the Shareholder Meeting are reported in the following tables.

All Portfolios

Proposal 1: To elect the following as Trustees of the Trust:

Proposed Trustee	Shares For	Shares Withheld
William L. Marshall	63,998,349,280.973	515,987,991.600
Patrick J. Riley	63,998,239,806.049	516,097,466.524
Richard D. Shirk	63,939,883,356.105	574,453,916.468
Bruce D. Taber	63,998,340,365.432	515,996,907.141
Scott F. Powers	63,998,338,158.836	515,999,113.737
Michael F. Holland	48,295,171,711.119	16,219,165,561.454
William L. Boyan	56,072,188,279.781	8,442,148,992.792
Rina K. Spence	56,072,118,146.029	8,442,219,126.544
Douglas T. Williams	56,072,132,766.923	8,442,204,505.650
James E. Ross	61,492,256,811.138	3,022,080,461.435

Proposal 3 — To approve an Amended and Restated Agreement and Declaration of Trust for State Street Master Funds:

For	Against	Abstentions	Broker Non-Votes
52,300,332,703.204	8,917,011,968.752	3,296,992,600.617	N/A

State Street Money Market Portfolio:

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
35,534,903,658.462	280,510,348.503	2,727,093,566.208	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
35,529,309,723.604	280,510,348.503	2,732,687,501.066	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
34,333,249,840.912	1,476,570,231.195	2,732,687,501.066	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
34,183,760,470.268	1,476,570,231.195	2,882,176,871.710	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
34,183,760,470.268	1,476,570,231.195	2,882,176,871.710	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
34,013,060,392.788	1,647,270,308.675	2,882,176,871.710	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
34,205,261,012.620	1,604,559,059.487	2,732,687,501.066	N/A

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
35,422,531,602.147	237,799,099.316	2,882,176,871.710	N/A

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
33,756,647,982.715	1,476,570,231.195	3,309,289,359.263	N/A

State Street Tax Free Money Market Portfolio:

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.E — Investment in real estate:

,For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 4.H — To approve the elimination of the Master Fund’s fundamental investment restriction with respect to diversification of investments:

For	Against	Abstentions	Broker Non-Votes
208,596,828.348	0	71,750,494.422	N/A

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
95,900,125.622	112,696,702.726	71,750,494.422	N/A

State Street U,S, Government Money Market Portfolio:

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
7,197,871,810.521	989,641,340.069	357,976,982.360	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
7,197,312,759.980	990,200,390.610	357,976,982.360	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
7,182,819,419.216	1,004,693,731.374	357,976,982.360	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
7,197,312,392.124	990,200,758.467	357,976,982.360

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
7,197,871,644.442	989,641,340.069	357,977,148.439

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
7,197,312,593.901	990,200,556.689	357,976,982.360

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
7,197,312,030.764	990,200,592.387	357,977,509.799

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
7,197,871,608.744	989,641,541.846	357,976,982.360

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
7,194,598,363.512	992,914,652.025	357,977,117.413

State Street Treasury Plus Money Market Portfolio:

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
2,504,217,550.807	0	107,455.113	N/A

State Street Treasury Money Market Portfolio:

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.G-4.I:  To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.H — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
13,214,474,983.367	1,179,839,404.630	136,770,204.294	N/A

Proposal 4.I — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
13,211,315,676.234	1,182,998,711.762	136,770,204.294	N/A